UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   December 12, 2007




                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         000-26393                 06-1542480
   --------                         ---------                 ----------
(State or other                 (Commission File           (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


     23 Old Kings Highway South, Darien, CT                     06820
     --------------------------------------                     -----
       (Address of principal executive offices)              (Zip Code)



   Registrant's telephone number, including area code:      (203) 662-2800
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 12, 2007, the Board of Directors of Jupitermedia Corporation (the "Company") approved an amendment and restatement of the Company's Bylaws (the "Bylaws"). The Bylaws were adopted by the Company to comply with a recent amendment to the rules of the NASDAQ Global Select Market ("Nasdaq") that requires Nasdaq listed companies to have their listed securities eligible to participate in a Direct Registration Program ("DRP") operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, as amended. A DRP allows an investor's ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate.

     The Bylaws of the Company, reflecting the amendments described above, are effective as of December 12, 2007. The summary of changes to the Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws of the Company, a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits:

     3.1 Amended and Restated By-Laws of Jupitermedia Corporation, dated as of December 12, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JUPITERMEDIA CORPORATION


                                   By:  /s/ Donald J. O'Neill
                                        ----------------------------------------
                                   Name:   Donald J. O'Neill
                                   Title:  Vice President and Chief Financial
                                           Officer


Date:  December 14, 2007

                                  EXHIBIT INDEX


Exhibit:
-------

3.1 Amended and Restated By-Laws of Jupitermedia Corporation, dated as of December 12, 2007.